                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


          Date of Report (Date of earliest event reported)  August 11, 1998

                                KALAN GOLD CORPORATION
                (Exact name of Registrant as specified in its charter)



          COLORADO                   0-25658             84-1357927
(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation or organization)  File Number)        Identification No.)




                               Tower I, Suite 340,
                             12835 E. Arapahoe Road
                           ENGLEWOOD, COLORADO  80112
               (Address of principal executive offices and Zip Code)



                                (303) 706-1606
               (Registrant's telephone number including area code)





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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS.
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Mr. Harry B. Ruskowsky, a Director of the Registrant, has resigned from all offices, effective immediately. A copy of his resignation letter is attached hereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       KALAN GOLD CORPORATION



Dated: August 11, 1998            By: /s/ Sanford Altberger
                                      -----------------------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer

                               Harry B. Ruskowsky
                                  P.O. Box 538
                              Turner Valley, AB T0L 2A0




August 10, 1998

Kalan Gold Corporation
12385 East Arapahoe Road
Tower II, Suite 100
Englewood, Colorado 80112

ATTENTION:     SANFORD ALTBERGER
               PRESIDENT


Dear Sir;

Take notice that I, Harry B. Ruskowsky, hereby tender my resignation as director of Kalan Gold Corporation. This resignation is effective immediately.

Yours truly,

///Signed///

Harry B. Ruskowsky